Exhibit 24
                                                               Power of Attorney







                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of Chestatee Bancshares, Inc., and the several undersigned officers and directors thereof whose signatures appear below hereby makes, constitutes and appoints J. Philip Hester, Sr. and David E. Johnson, or either of them, its and his or her true and lawful attorneys, with full power of substitution to execute, deliver and file in its or his or her name and on its or his or her behalf, and in each of the undersigned officer's and director's capacity or capacities as shown below, (a) Registration Statement on Form SB-2 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of not in excess of 250,000 shares of common stock of Chestatee Bancshares, Inc., no par value per share, to be issued in connection with a public offering by its officers and directors, all documents in support thereof or supplemental thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the "Registration Statement"), and (b) such registration statement, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement; and each of Chestatee Bancshares, Inc. and said officers and directors hereby grants to said attorneys, or any of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as Chestatee Bancshares, Inc. might or could do, and as each of said officers and directors might or could do personally in his or her capacity or capacities as aforesaid, and each of Chestatee Bancshares, Inc. and said officers and directors hereby ratifies and confirms all acts and things which said attorneys might do or cause to be done by virtue of this power of attorney and its or his or her signatures as the same may be signed by said attorneys to any or all of the following (and/or any and all amendments and supplements to any or all thereof); such Registration Statement filed under the Securities Act of 1933, as amended, and all such registration statement, petitions, applications, consents to service of process and other instruments, and all documents in support thereof or supplemental thereto, filed under such securities laws, regulations and requirements as may be applicable.



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IN WITNESS WHEREOF, Chestatee Bancshares, Inc. has caused this power of attorney to be signed on its behalf, and each of the undersigned officers and directors in the capacity or capacities noted has hereunto set his or her hand on the date indicated below.

Chestatee Bancshares, Inc.


By:      /s/ J. Philip Hester, Sr.
         --------------------------------------------
         J. Philip Hester, Sr., Chief Executive
         Officer, President, Director






/s/ J. Philip Hester, Sr.
-----------------------------------------------------
J. Philip Hester, Sr., Chief Executive Officer, President,
Director (principal executive officer)
September 27, 2002


/s/ Ralph Millard Bowen
--------------------------------------------
Ralph Millard Bowen, Director
September 27, 2002


/s/ Marcus C. Byrd, Jr.
--------------------------------------------
Marcus C. Byrd, Jr., Director
September 27, 2002


/s/ James M. Curry
--------------------------------------------
James M. Curry, Executive Vice-President
September 27, 2002


/s/ Glennon C. Grogan
-----------------------------------------------------
Glennon C. Grogan, Director
September 27, 2002


/s/ James H. Grogan
-----------------------------------------------------
James H. Grogan, Secretary and Director
September 27, 2002


/s/ Deborah F. McLeod
-----------------------------------------------------
Deborah F. McLeod, Chief Financial Officer (principal accounting officer) September 27, 2002


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/s/ Andrew M. Head
--------------------------------------------
Andrew M. Head, Director
September 27, 2002



/s/ Bruce T. Howard
--------------------------------------------
Bruce T. Howard, Director
September 27, 2002


/s/ David E. Johnson
--------------------------------------------
David E. Johnson, Chairman of the Board
September 27, 2002


--------------------------------------------
William A. McRae, Director
September 27, 2002


/s/ Kim Mills
--------------------------------------------
Kim Mills, Director
September 27, 2002


/s/ James W. Walden
--------------------------------------------
James W. Walden, Director
September 27, 2002


/s/ Russell M. Wallace
--------------------------------------------
Russell M. Wallace, Director
September 27, 2002


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